EXHIBIT 99.01
Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

CARBATROL® Paragraph IV Litigation Update
Nostrum Pharmaceuticals, Inc.’s Motion for Summary Judgment Denied.

Basingstoke, UK and Philadelphia, US – July 18, 2005 – Judge Mary Little Cooper, of the United States Federal District Court in Trenton, New Jersey, and presiding judge in the Shire Pharmaceuticals Group plc (LSE: SHP, NASDAQ: SHPGY, TSX: SHQ) Paragraph IV patent infringement lawsuit against Nostrum Pharmaceuticals, Inc. (Nostrum), has denied Nostrum’s motion for summary judgment.

The lawsuit was instituted by Shire in 2003 after Nostrum filed an Abbreviated New Drug Application (ANDA) seeking approval from the Food and Drug Administration (FDA) for Nostrum’s generic version of CARBATROL®. In the lawsuit, Shire is asserting that Nostrum has infringed U.S. Patent No. 5,326,570 ("the '570 patent"), one of Shire’s patents that claim carbamazepine formulations which also includes CARBATROL. In its motion for summary judgment, Nostrum urged the Court to rule it does not infringe the ‘570 patent and to dismiss the lawsuit. Immediately after both parties presented their respective positions on the summary judgment motion in an oral hearing held on Friday July 15, 2005, Judge Cooper denied Nostrum’s motion. Consequently, the lawsuit between Shire and Nostrum will continue to move toward trial. No trial date has been set by the Court at this time.

In addition to continuing the litigation between Shire and Nostrum, the Court’s ruling has the effect of maintaining the 30 month stay of approval of Nostrum’s ANDA imposed under the Hatch-Waxman Act. The 30 month stay on Nostrum’s ANDA expires in February of 2006. According to the Hatch-Waxman Act, a generic company sponsoring a Paragraph IV-certified ANDA may only launch its product upon the earlier of a favorable district court ruling or the expiry of the 30 month stay, in addition to receiving regulatory approval from the FDA of the ANDA.

Shire remains committed to protecting the patents which it has relating to CARBATROL, its product for treatment of epilepsy.

CARBATROL is a product in Shire's portfolio of treatment for epilepsy and is protected by two patents. In addition to the ‘570 patent, Shire also owns U.S. Patent No. 5,912,013 ("the '013 patent") which expire in 2011 and 2016 respectively.

Registered in England 2883758  Registered Office as above

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+	44 1256 894 160

	Brian Piper (North America)	+	1 484 595 8252

Media	Jessica Mann (Rest of the World)	+	44 1256 894 280

	Matthew Cabrey (North America)	+	1 484 595 8248

Notes to editors

Shire Pharmaceuticals Group plc

Shire Pharmaceuticals Group plc (Shire) is a global specialty pharmaceutical company with a strategic focus on meeting the needs of the specialist physician and currently focuses on developing projects and marketing products in the areas of central nervous system (CNS), gastrointestinal (GI), and renal diseases. Shire has operations in the world’s key pharmaceutical markets (US, Canada, UK, France, Italy, Spain and Germany) as well as a specialist drug delivery unit in the US.

For further information on Shire, please visit the Company’s website: www.shire.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Statements included herein that are not historical facts are forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event such risks or uncertainties materialize, Shire's results could be materially affected. The risks and uncertainties include, but are not limited to, risks associated with the inherent uncertainty of pharmaceutical research, product development, manufacturing and commercialization, the impact of competitive products, including, but not limited to, the impact of those on Shire's Attention Deficit & Hyperactivity Disorder (ADHD) franchise, patents, including but not limited to, legal challenges relating to Shire's ADHD franchise, government regulation and approval, including but not limited to Health Canada's suspension of ADDERALL XR sales in Canada and the expected product approval dates of METHYPATCH® (MTS) (ADHD), SPD503 (ADHD), SPD465 (ADHD), SPD476 (ulcerative colitis), SPD 480 (ulcerative colitis) and NRP104 (ADHD), including its scheduling classification by the Drug Enforcement Agency in the United States, Shire’s ability to consummate and benefit from its proposed acquisition of TKT, Shire's ability to secure new products for commercialization and/or development and other risks and uncertainties detailed from time to time in Shire's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year to December 31, 2004.

EXHIBIT 99.02
Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

ADDERALL XR® - Paragraph IV Notice Update

Basingstoke, UK and Philadelphia, US – July 19, 2005 – Shire Pharmaceuticals Group plc (LSE: SHP, NASDAQ: SHPGY, TSX: SHQ) announced on June 7, 2005 that it had received a second Paragraph IV notice letter from Teva Pharmaceuticals USA, Inc. ("Teva") advising of an amendment to Teva's existing ANDA for generic versions of ADDERALL XR®. The amendment is directed to additional strengths of 5 mg, 15 mg, and 20 mg dosages. As previously announced, Teva's February 2005 Paragraph IV notice letter was directed only to 10 mg and 30 mg dosages. Shire announces today that it has chosen not to sue Teva.

Barr, Impax, Colony and Teva may not launch a generic version of ADDERALL XR before receiving a final approval of their respective ANDAs from the US Food and Drug Administration (FDA). Should Barr receive a tentative approval from the FDA, it cannot lawfully launch its generic version of ADDERALL XR before the earlier of the expiration of the currently pending 30-month stays or a district court decision in its favor. Impax, Colony or Teva will not be able to lawfully launch a generic version of ADDERALL XR without the necessary final approval from the FDA and the expiration of the "first to file's" exclusivity rights. The FDA may grant 180 days of generic market exclusivity to the "first to file".

Shire remains committed to protecting the patents which it has relating to ADDERALL XR, its product for treatment of Attention Deficit Hyperactivity Disorder (ADHD). Shire has filed lawsuits against Barr and Impax – the first two companies to submit paragraph IV notices.

The Barr court case is scheduled to go to trial in January 2006. In the Barr case, the 30 month stay for the '819 patent began in January 2003 and with respect to the '300 patent it began in August 2003.

The Impax case has a February 2006 trial date. The Impax 30 month stay for the 30 mg product began in November 2003 and for 5 mg, 10 mg, 15 mg, 20 mg and 25 mg strengths in December 2004. As with Teva, Shire has chosen not to sure Colony.

Registered in England 2883758  Registered Office as above

Shire Laboratories' U.S. Patent Nos. 6,322,819 and 6,605,300 expire in 2018.

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+	44 1256 894 160

	Brian Piper (North America)	+	1 484 595 8252

Media	Jessica Mann (Rest of the World)	+	44 1256 894 280

	Matthew Cabrey (North America)	+	1 484 595 8248

Notes to editors

Shire Pharmaceuticals Group plc

Shire Pharmaceuticals Group plc (Shire) is a global specialty pharmaceutical company with a strategic focus on meeting the needs of the specialist physician and currently focuses on developing projects and marketing products in the areas of central nervous system (CNS), gastrointestinal (GI), and renal diseases. Shire has operations in the world’s key pharmaceutical markets (US, Canada, UK, France, Italy, Spain and Germany) as well as a specialist drug delivery unit in the US.

For further information on Shire, please visit the Company’s website: www.shire.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Statements included herein that are not historical facts are forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event such risks or uncertainties materialize, Shire's results could be materially affected. The risks and uncertainties include, but are not limited to, risks associated with the inherent uncertainty of pharmaceutical research, product development, manufacturing and commercialization, the impact of competitive products, including, but not limited to, the impact of those on Shire's ADHD franchise, patents, including but not limited to, legal challenges relating to Shire's ADHD franchise, government regulation and approval, including but not limited to Health Canada's suspension of ADDERALL XR® sales in Canada and the expected product approval dates of MTS (METHYPATCH) (ADHD), SPD503 (ADHD), SPD465 (ADHD), SPD476 (ulcerative colitis), SPD480 (ulcerative colitis) and NRP104 (ADHD), including its scheduling classification by the Drug Enforcement Agency in the United States, Shire’s ability to consummate and benefit from its proposed acquisition of TKT, Shire's ability to secure new products for commercialization and/or development and other risks and uncertainties detailed from time

Registered in England 2883758  Registered Office as above

to time in Shire's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year to December 31, 2004.